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                             FIFTH AMENDMENT TO THE
                         RECEIVABLES PURCHASE AGREEMENT

AMENDMENT NO. 5 (the "Amendment"), dated as of November 29, 1999, to the Receivables Purchase Agreement, dated as of September 30, 1998, and as amended, among AMERICAN BUSINESS LEASE FUNDING CORPORATION, as the seller, AMERICAN BUSINESS LEASING, INC., as the Servicer, the INVESTORS named therein, VARIABLE FUNDING CAPITAL CORPORATION, as a Purchaser, FIRST UNION SECURITIES, INC. (f/k/a First Union Capital Markets, a division of Wheat First Securities, Inc.), as deal agent, FIRST UNION NATIONAL BANK, as liquidity agent and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as the Collateral Custodian and Backup Servicer (as amended, modified or supplemented from time to time, the "Receivables Purchase Agreement"). Capitalized terms used and not defined herein shall have the same meanings as defined in the Receivables Purchase Agreement.

                                    RECITALS

         The parties listed on the signature pages hereto desire to amend the Receivables Purchase Agreement to the extent set forth herein, and are willing to do so subject to the terms and conditions set forth herein.

         Accordingly, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable considerations, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree to amend the Receivables Purchase Agreement as follows:

         1. The definition of "Commitment Termination Date" in Section 1.1 of the Receivables Purchase Agreement is hereby amended in its entirety to read as follows:

         Commitment Termination Date:  December 14, 1999.

         2. The Seller hereby certifies that each of the representations and warranties set forth in Article IV of the Receivables Purchase Agreement are true and correct on the date hereof, as if each such representation and warranty was made on the date hereof.

         3. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one document. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged. Delivery of an executed counterpart of a signature page to this letter agreement by facsimile shall be effective as delivery of a manually executed counterpart of this letter agreement.

         4. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

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         5. Except as amended hereby, the Receivables Purchase Agreement shall in all other respects remain in full force and effect.

                [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE SELLER:                         AMERICAN BUSINESS LEASE FUNDING CORPORATION


                                    By _________________________________________
                                    Title:

THE SERVICER:                       AMERICAN BUSINESS LEASING, INC.

                                    By _________________________________________
                                    Title:

THE INVESTORS:                      FIRST UNION NATIONAL BANK

                                    By _________________________________________
                                    Title:

                                    Commitment:  $25,000,000

                                    First Union National Bank
                                    1345 Chestnut Street
                                    Philadelphia, PA 19107
                                    Attention:  Harry Ellis
                                    Facsimile No.: (215) 973-2727
                                    Confirmation No: (215) 973-1887

                                       3

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VFCC:                               VARIABLE FUNDING CAPITAL
                                    CORPORATION

                                    By First Union Securities, Inc.,
                                    as attorney-in-fact

                                    By _________________________________________
                                    Title:

                                    Variable Funding Capital Corporation
                                    c/o First Union Securities, Inc.
                                    One First Union Center, TW-6
                                    Attention:  Conduit Administration
                                    Facsimile No.: (704) 383-6036
                                    Confirmation No.: (704) 383-9343

THE DEAL AGENT:                     FIRST UNION SECURITIES, INC.

                                    By _________________________________________
                                    Title:

                                    First Union Securities, Inc.
                                    One First Union Center, TW-6
                                    Charlotte, North Carolina 28288
                                    Attention:  Conduit Administration
                                    Facsimile No.: (704) 383-6036
                                    Telephone No.: (704) 383-9343

THE LIQUIDITY AGENT:                FIRST UNION NATIONAL BANK

                                    By _________________________________________
                                    Title:

                                    First Union National Bank
                                    1345 Chestnut Street
                                    Philadelphia, PA 19107
                                    Attention:  Harry Ellis
                                    Facsimile No.: (215) 973-2727
                                    Confirmation No: (215) 973-1887

THE COLLATERAL CUSTODIAN:           NORWEST BANK MINNESOTA,
                                    NATIONAL ASSOCIATION,
                                    as Collateral Custodian

                                    By _________________________________________
                                    Title:

                                    Norwest Bank Minnesota, National Association
                                    Sixth Street and Marquette Avenue
                                    Minneapolis, MN  55479-0067

                                    Attention:  Custody Vault
                                    Facsimile No.: (612) 667-1080
                                    Confirmation No.: (612) 667-4960

THE BACKUP SERVICER:                NORWEST BANK MINNESOTA,
                                    NATIONAL ASSOCIATION,
                                    as Backup Servicer

                                    By _________________________________________
                                    Title:

                                    Norwest Bank Minnesota, National Association
                                    Sixth Street and Marquette Avenue
                                    Minneapolis, MN  55479-0070

                                    Attention:  Corporate Trust Services
                                     Asset-Backed Administration
                                    Facsimile No.:  (612) 667-3539
                                    Confirmation No.:  (612) 667-8058

                                       5

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AMERICAN BUSINESS LEASING:          AMERICAN BUSINESS LEASING

                                    By _________________________________________
                                    Title:

FEDERAL LEASING CORP.:              FEDERAL LEASING CORP.

                                    By _________________________________________
                                    Title:

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